SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENT
SUBSEQUENT EVENT

NOTE 16 — SUBSEQUENT EVENT

The Company announced on January 21, 2014 the declaration of a special cash dividend on the Company’s outstanding common stock of $0.25 per share. The dividend will be payable to stockholders of record as of February 11, 2014 and is expected to be paid on March 4, 2014.

Also on January 21, 2014, the Company announced the declaration of a quarterly cash dividend on the Company’s outstanding common stock of $0.05 per share.  The dividend will be payable to stockholders of record as of February 4, 2014 and is expected to be paid on February 25, 2014.

The Company received the non-objection of the Federal Reserve Bank of Chicago for the payment of the special cash dividend and the payment of four quarterly cash dividends of $0.05 per share.